SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

19. SUBSEQUENT EVENTS

The Company has assessed subsequent events from December 31, 2025 through May 15, 2026, which is the date of the consolidated financial statements were available to be issued. There were no additional material reportable subsequent events that need to be disclosed, except as set forth below:

In January and February 2026, the Company conducted sales of its Class A Ordinary Shares under an ATM offering program pursuant to a prospectus supplement filed with the SEC. Under this program, the Company issued and sold Class A Ordinary Shares for aggregate gross proceeds of approximately US$1,065,898, before deducting sales agent commissions and other offering expenses. The net proceeds are intended to be used for general corporate purposes.

On January 8, 2026, the High Court of Singapore entered judgment in default of defence in favor of a supplier of the Singapore-incorporated operating subsidiaries Davis Commodities Pte. Ltd. (“DCPL”) and LP Grace Pte. Ltd. (“LP Grace”), ordering DCPL to pay US$620,130 and LP Grace to pay US$129,600, in each case together with applicable interest and legal costs (the “Judgments”). The Judgments arose from commodity purchase contracts entered in 2024. An amount of US$162,000 has been appropriately recognized in the consolidated financial statements for the year ended December 31, 2025, as a result of the above legal case. On January 22, 2026, DCPL and LP Grace received statutory demand letters from counsel to the supplier under the Singapore Insolvency, Restructuring and Dissolution Act 2018, demanding payment failing which the supplier may apply to the High Court of Singapore for winding-up of the subsidiaries. On February 12, 2026, the subsidiaries received correspondence regarding a potential negotiated resolution. On April 13, 2026, the parties entered into a consent agreement pursuant to which the supplier agreed to accept payment of the judgement sums by installments. As of the date of this annual report, the subsidiaries are making payments in accordance with the agreed instalments schedule, and no winding-up petition has been filed.

On February 5, 2026, the Company’s board of directors approved a 20-for-1 share consolidation (reverse stock split) of its ordinary shares, each 20 issued and unissued Class A Ordinary Shares were consolidated into one Class A Ordinary Share, and each 20 issued and unissued Class B Ordinary Shares were consolidated into one Class B Ordinary Share. Following the Reverse Split, the par value of each Class A Ordinary Share and each Class B Ordinary Share was changed from $0.000000430108 each to $0.00000860216 each. The Company’s Class A Ordinary Shares commenced trading on a split-adjusted basis on the Nasdaq Capital Market on March 9, 2026.

On March 19, 2025, the Company received a deficiency notice from Nasdaq indicating that it was not in compliance with Nasdaq Listing Rule 5550(a)(2) because the closing bid price of the listed security had remained below US$1.00 per share for 30 consecutive business days. On September 16, 2025, Nasdaq granted the Company an additional 180-calendar-day period through March 16, 2026 to regain compliance. On March 18, 2026, the Company received a Staff Determination letter from Nasdaq notifying that it of the decision to delist its securities. Trading in the Company’s Class A Ordinary Shares on Nasdaq was suspended on March 25, 2026, and the shares are currently quoted on the OTC Markets under the symbol “DTCKF.” Following a hearing, the Nasdaq Hearings Panel sustained the delisting determination. The Company has requested further review of the Panel’s decision by the Nasdaq Listing and Hearing Review Council in accordance with applicable Nasdaq rules, and the matter remains pending as of the date of this annual report.